                                                                    EXHIBIT 99.2


                          NOTICE OF GUARANTEED DELIVERY
                                       FOR
                                 RENT-WAY, INC.


      This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Rent-Way, Inc. ("Rent-Way") made pursuant to the
prospectus, dated       , 2003 (the "Prospectus"), if certificates for the
outstanding 11-7/8% Senior Secured Notes due 2010 of Rent-Way and the related Subsidiary Guarantees (the "Old Notes") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach Manufacturers and Traders Trust Company, as exchange agent (the "Exchange Agent") prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to the Exchange Agent as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Old Notes pursuant to the Exchange Offer, a completed, signed and dated letter of transmittal
(or facsimile thereof) must be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Holders of Old Notes who have previously validly delivered a notice of guaranteed delivery pursuant to the procedures outlined above and as further described in the Prospectus are not required to use this form. Holders of Old Notes who have previously validly tendered Old Notes for exchange or who validly tender Old Notes for exchange in accordance with this Form may withdraw any Old Notes so tendered at any time prior to the Expiration Date. See the Prospectus under the heading
"The Exchange Offer" for a more complete description of the tender and withdrawal provisions. Capitalized terms not defined herein shall have the respective meanings ascribed to them in the Prospectus.

              Delivery To: Manufacturers and Traders Trust Company

      By Facsimile:                    By Mail:               By Hand Before 4:30 P.M.:
     (716) 842 - 4474

                                     One M&T Plaza                  One M&T Plaza
  Confirm by Telephone:          7th Floor, Corporate        7th Floor, Corporate Trust
    (716) 842 - 5602               Trust Department                  Department
                                Buffalo, New York 14203        Buffalo, New York 14203

Attention: Russell Whitley    Attention: Russell Whitley      Attention: Russell Whitley


    By Overnight Courier and by Hand After 4:30 p.m. On the Expiration Date:


                                  One M&T Plaza
                           7th Floor, Corporate Trust
                                   Department
                             Buffalo, New York 14203

                           Attention: Russell Whitley


      DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS INSTRUMENT VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

      Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to Rent-Way the principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedure described in "The Exchange Offer-Guaranteed Delivery Procedures" section of the Prospectus.

Principal amount of 11-7/8% Senior Secured        If 11-7/8% Senior Secured Notes
Notes Due 2010 Tendered:*                         will be delivered by book entry
                                                  transfer to the Depository Trust
                                                  Company, provided account
                                                  number.

$______________________________________________   Account Number:_________________


Certificate Nos. (if available):_______________

Total Principal Amount Represented by Old Notes
Certificate(s):
$______________________________________________

_______________________________________________________________________________


      ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.

                               PLEASE SIGN HERE

X_____________________________________        __________________________________
      Signature(s) of Owner(s)                Date
      or Authorized Signatory

X_____________________________________        __________________________________
      Signature(s) of Owner(s)                Date
      or Authorized Signatory

Area Code and Telephone Number:  ____________________________


Must be signed by the holder(s) of the Old Notes as their name(s) appear(s) on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)
Name(s):    ____________________________________________________________________
            ____________________________________________________________________
Capacity:   ____________________________________________________________________
Address(es):____________________________________________________________________
            ____________________________________________________________________



* Must be in denominations of principal amount of $1,000 and any integral multiple thereof.

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
                                    GUARANTEE
                    (Not to be used for signature guarantees)

      The undersigned, a financial institution that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program, hereby guarantees that the certificates representing the principal amount of Old Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer-Guaranteed delivery procedures" section of the Prospectus, together with one or more properly completed and duly executed Letters of Transmittal (or facsimile thereof or Agent's Message in lieu thereof) and any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery.

____________________________________     _______________________________________
Name of Firm                             Authorized Signature

____________________________________     _______________________________________
Address                                  Title

____________________________________     _______________________________________
Zip Code                                 Name (Please Type or Print)

Area code and
Telephone No.:  ______________________________  Dated:____________________, 2003

NOTE: DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. CERTIFICATES
      FOR OLD NOTES SHOULD BE SENT ONLY WITH A COPY OF YOUR PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.




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